
                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                    6 1/2% SENIOR NOTES DUE 2003, SERIES A,
                    6 3/4% SENIOR NOTES DUE 2005, SERIES A,
                     6.95% SENIOR NOTES DUE 2008, SERIES A,
                                      AND
                     7 3/8% SENIOR NOTES DUE 2018, SERIES A
                                       OF

                             R&B FALCON CORPORATION

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 6 1/2% Senior Notes due 2003,
Series A (the "5-Private Notes"), 6 3/4% Senior Notes due 2005, Series A (the
"7-Year Private Notes"), 6.95% Senior Notes due 2008, Series A (the "10-Year
Private Notes"), and 7 3/8% Senior Notes due 2018, Series A (the "20-Year
Private Notes," and together with the 5-Year Private Notes, 7-Year Private
Notes, 10-Year Private Notes, the "Private Notes"), are not immediately available, (ii) Private Notes, the Letter of Transmittal and all other required documents cannot be delivered to Chase Bank of Texas, National Association (the
"Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus defined below), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed
Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange
Offer -- Procedures for Tendering" and "-- Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Private Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1998, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer Is:
                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

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     By Mail, Hand or Overnight Delivery:                By Facsimile Transmission:
  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION           (For Eligible Institutions Only)
         C/O THE CHASE MANHATTAN BANK                          (212) 638-0454
       55 WATER STREET, NORTH BUILDING
         ROOM 234, WINDOWS 20 AND 21                       Confirm by Telephone:
           NEW YORK, NEW YORK 10041                            (212) 638-7380
          ATTENTION: CARLOS ESTEVES
                                                            For Other Inquiries:
                                                                MAURI COWEN
                                                               (713) 216-6686

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A
FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID
DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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

Ladies and Gentlemen:

     The undersigned hereby tenders to R&B Falcon Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated June   , 1998 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of
Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the
Prospectus under the caption "The Exchange Offer -- Procedures for Tendering"
and "-- Guaranteed Delivery Procedures."

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                         5-YEAR PRIVATE NOTES (CUSIP NO. 74912E AA 9)
-----------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT
                                      AGGREGATE PRINCIPAL            TENDERED FOR EXCHANGE
     CERTIFICATE NUMBER(S)           AMOUNT REPRESENTED BY           (MUST BE IN INTEGRAL
        (IF AVAILABLE)                  CERTIFICATE(S)               MULTIPLES OF $1,000)*
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
    TOTAL AMOUNT OF 5-YEAR
    PRIVATE NOTES TENDERED:                    $                               $
-----------------------------------------------------------------------------------------------
  * Need not be completed if tendering for exchange all 5-Year Private Notes held. 5-Year
    Private Notes may be tendered in whole or in part in integral multiples of $1,000 in aggregate principal amount. All 5-Year Private Notes held shall be deemed tendered unless a lesser number is specified in this column.
===============================================================================================
                         7-YEAR PRIVATE NOTES (CUSIP NO. 74912E AB 7)
-----------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT
                                      AGGREGATE PRINCIPAL            TENDERED FOR EXCHANGE
     CERTIFICATE NUMBER(S)           AMOUNT REPRESENTED BY           (MUST BE IN INTEGRAL
        (IF AVAILABLE)                  CERTIFICATE(S)               MULTIPLES OF $1,000)*
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
    TOTAL AMOUNT OF 7-YEAR
    PRIVATE NOTES TENDERED:                    $                               $
-----------------------------------------------------------------------------------------------
  * Need not be completed if tendering for exchange all 7-Year Private Notes held. 7-Year
    Private Notes may be tendered in whole or in part in integral multiples of $1,000 in aggregate principal amount. All 7-Year Private Notes held shall be deemed tendered unless a lesser number is specified in this column.
-----------------------------------------------------------------------------------------------

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

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                         10-YEAR PRIVATE NOTES (CUSIP NO. 74912E AB 5)
-----------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT
                                      AGGREGATE PRINCIPAL            TENDERED FOR EXCHANGE
     CERTIFICATE NUMBER(S)           AMOUNT REPRESENTED BY           (MUST BE IN INTEGRAL
        (IF AVAILABLE)                  CERTIFICATE(S)               MULTIPLES OF $1,000)*
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
    TOTAL AMOUNT OF 10-YEAR
    PRIVATE NOTES TENDERED:                    $                               $
-----------------------------------------------------------------------------------------------
  * Need not be completed if tendering for exchange all 10-Year Private Notes held. 10-Year
    Private Notes may be tendered in whole or in part in integral multiples of $1,000 in aggregate principal amount. All 10-Year Private Notes held shall be deemed tendered unless a lesser number is specified in this column.
===============================================================================================
                         20-YEAR PRIVATE NOTES (CUSIP NO. 74912E AB 3)
-----------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT
                                      AGGREGATE PRINCIPAL            TENDERED FOR EXCHANGE
     CERTIFICATE NUMBER(S)           AMOUNT REPRESENTED BY           (MUST BE IN INTEGRAL
        (IF AVAILABLE)                  CERTIFICATE(S)               MULTIPLES OF $1,000)*
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
                                               $                               $
-----------------------------------------------------------------------------------------------
    TOTAL AMOUNT OF 20-YEAR
    PRIVATE NOTES TENDERED:                    $                               $
-----------------------------------------------------------------------------------------------
  * Need not be completed if tendering for exchange all 20-Year Private Notes held. 20-Year
    Private Notes may be tendered in whole or in part in integral multiples of $1,000 in aggregate principal amount. All 20-Year Private Notes held shall be deemed tendered unless a lesser number is specified in this column.
-----------------------------------------------------------------------------------------------

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

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH, INCAPACITY, OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE
UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES,
SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

If Private Notes will be tendered by book-entry transfer, please provide the following information:

Name of Tendering Institution

------------------------------------------------

The Depository Trust Company
Account No.

------------------------------------------------

                                PLEASE SIGN HERE

--------------------------------------------------------------------------------
                                  Signature(s)

--------------------------------------------------------------------------------
                             Name(s) (Please Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Address (Include Zip Code)

--------------------------------------------------------------------------------
                          (Area Code and Phone Number)

--------------------------------------------------------------------------------
                                      Date

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Private Notes exactly as its (their) name(s) appear on certificates for Private Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Please print name(s) and address(es):

Name(s)
       -------------------------------------------------------------------------

Capacity
        ------------------------------------------------------------------------

Address(es)
           ---------------------------------------------------------------------

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in a Recognized Signature Guarantee
Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Private Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust
Company, pursuant to the procedure for book-entry transfer set forth in the prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration
Date (as defined in the Prospectus).

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-------------------------------------------------------    -------------------------------------------------------
Name of Firm                                               Authorized Signature

-------------------------------------------------------    -------------------------------------------------------
                                                           Name (please print)

-------------------------------------------------------    -------------------------------------------------------
Address                                                    Title

-------------------------------------------------------    -------------------------------------------------------
Area Code and Telephone No.                                Date

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. CERTIFICATES
      FOR PRIVATE NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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